PURCHASE AGREEMENT

                  This Purchase Agreement (“Agreement”) is made and entered into as of the 10th day of October, 2007 by and between American Uranium Corporation, a Nevada corporation (“Purchaser”), 600 17th Street, Suite 2800 South, Denver, Colorado 80202, and Power Resources, Inc., a Wyoming corporation (“PRI”), 141 Union Blvd, Suite 330, Lakewood, Colorado 82228. Purchaser and PRI are referred to collectively in this Agreement as the “Parties,” and individually as a “Party.”

RECITALS

                  WHEREAS, PRI owns data on the Reno Creek uranium prospect located in Campbell County, Wyoming, consisting of drill hole geophysical logs, lithologic logs, drill hole maps, geologic cross sections, and environmental data (referred to herein collectively as the “Geologic Data”), all more particularly described in Exhibit A attached hereto.

                  WHEREAS, Purchaser owns or controls an interest in certain mining properties at the Reno Creek prospect. Purchaser’s mining properties that comprise this prospect are described in Exhibit B attached hereto.

WHEREAS, Purchaser desires to purchase the Geologic Data from PRI that pertains to the mining properties Purchaser currently owns or controls (the “Purchased Geologic Data”).

WHEREAS, PRI wishes to grant Purchaser the exclusive right to purchase the Purchased Geologic Data from PRI under the terms and conditions set forth in this Agreement.

                  NOW THEREFORE, in consideration of the premises and of the mutual promises, representations, covenants, conditions and agreements contained herein, the parties hereto, intending to be legally bound by the terms hereof, covenant and agree as follows:

1.	PURCHASE AND SALE OF DATA.

                   In accordance with the terms and conditions of this Agreement, PRI hereby agrees to sell, and Purchaser agrees to purchase, at and on the date of the Closings described in Section 4 below, the Purchased Geologic Data.

2.	PURCHASE PRICE.

                  The Purchased Geologic Data to be sold by PRI to Purchaser with respect to the Reno Creek prospect is described in Exhibit A attached hereto. The Parties agree that the Purchased Geologic Data shall consist of only data that pertains to Purchaser’s properties described in Exhibit attached hereto and which Pruchaser owns or controls at the time of execution of this Agreement, and it shall not include any interpretive data prepared by PRI.

                  The consideration to be paid by Purchaser to PRI for the Purchased Geologic Data shall be $950,000 (U.S.).

3.	DATA REVIEW.

                   The Purchased Geologic Data shall be assembled by PRI at its Casper, Wyoming office for Purchaser’s review within fortyfive days from the date of this Agreement. Purchaser may conduct its review of the Purchased Geologic Data upon providing three business days prior written notice to PRI, during PRI’s regular business hours. Purchaser may review the Purchased Geologic Data to satisfy itself that the Purchased Geologic Data is in a condition satisfactory to Purchaser, but shall not be entitled to make copies of any of the Purchased Geologic Data. Should Purchaser determine, in its sole discretion, that the Purchased Geologic Data is not satisfactory, Purchaser shall give PRI written notice that it is terminating its right to purchase the Purchased Geologic Data and list the data deficiencies that resulted in such decision. Such notice shall be delivered to PRI, in accordance with Section 8, within five days after Purchaser’s review of the Purchased Geologic Data. PRI may, in its sole discretion, elect to cure the data deficiencies identified by the Purchaser. PRI's failure to cure the deficiencies within thirty days of its receipt of Purchaser’s rejection notice shall cause this Agreement to automatically terminate, unless the Parties agree otherwise in writing.

4.	CLOSING.

                   The closings for the purchase and sale of the Purchased Geologic Data shall be no later than ten days after Purchaser reviews and accepts the Purchased Geologic Data. Closings shall be at a date and time mutually acceptable to Purchaser and PRI, but in no event shall the Closing be later than December 31, 2007.

                   At the Closing for the Purchased Geologic Data, Purchaser shall deliver to PRI $950,000 (U.S.) in the form of a cashier’s check, or wire transfer. Purchaser shall also pay any sales or use taxes, if any, applicable to the sale of the Purchased Geologic Data.

                   At the Closing PRI shall deliver to Purchaser a Bill of Sale for the Purchased Geologic Data, in the form of Exhibit C attached hereto. At the Closing, title to the Purchased Geologic Data and risk of loss with respect thereto shall pass to Purchaser upon delivery of the Bill of Sale by PRI.

                   Following the Closing, Purchaser shall have access to the delivery site during normal business hours to facilitate the safeguarding and removal of the Purchased Geologic Data. Purchaser shall, at its sole expense, remove the Purchased Geologic Data it has purchased from the Casper office within five business days following that Closing, unless other arrangements are mutually agreed upon between the Parties.

5.	CONDITIONS TO CLOSING.

                   PRI shall have no obligation to consummate the Closing of the sale of the Purchased Geologic Data if the representations and warranties of Purchaser set forth in Section 7 are not true and correct as of the Closing. Neither Party shall be obligated to consummate the Closing of the sale of the Purchased Geologic Data if any court, arbitrator or governmental agency shall have issued any order, decree or ruling, or if there exists any statute, rule or regulation restraining, enjoining or prohibiting the consummation of the transactions contemplated hereby.

6.	WARRANTY BY PRI.

                    Nothing in this Agreement, or otherwise, shall be construed to obligate PRI to furnish any information other than the Purchased Geologic Data to the Purchaser.

                    THE PURCHASED GEOLOGIC DATA IS SOLD “AS IS” AND PRI EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, WITH RESPECT TO THE PURCHASED GEOLOGIC DATA, INCLUDING, BUT NOT LIMITED TO, THE ACCURACY, RELIABILITY, QUALITY OR COMPLETENESS OF THE PURCHASED GEOLOGIC DATA, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE OR USE, THE PRESENCE OR ABSENCE OF COMMERCIAL QUANTITIES OF URANIUM IN ANY PROPERTIES OWNED OR TO BE ACQUIRED BY PURCHASER, OR THE PAST, PRESENT OR FUTURE VALUE OF THE PURCHASED GEOLOGIC DATA. PURCHASER AGREES THAT IT SHALL RELY ON THE PURCHASED GEOLOGIC DATA AT ITS SOLE RISK.

7.	WARRANTY BY PURCHASER.

                    Purchaser represents and warrants to PRI that the Reno Creek mining properties described on Exhibit B are owned or controlled by Purchaser, and that Purchaser has the right to explore, develop and mine minerals from those mining properties.

                    Purchaser represents and warrants to PRI that it will rely solely on its own interpretation of any of the Purchased Geologic Data. Purchaser agrees to defend, indemnify and hold PRI, its shareholders, directors, officers, employees and affiliates, harmless from and against any and all claims, demands and liabilities in connection with or in any way arising out of Purchaser’s use of the Purchased Geologic Data and the information contained therein.

8.	NOTICES.

                   Any notices and other communications required by this Agreement shall be in writing and shall be deemed given on the day when delivered personally or by facsimile transmission (with confirmation), on the next business day when delivered to a nationally recognized overnight courier, or three (3) business days after deposited as certified mail, return receipt requested, addressed to the recipient Party at its address set forth below, or at such other address or facsimile number for a Party as shall be specified by like notice:

If to PRI:	If to Purchaser:
Power Resources, Inc.	American Uranium Corporation
141 Union Blvd. Suite 300	600 17th Street, Suite 2800 South
Lakewood, Colorado 80228	Denver, Colorado 80202
Attention: Stephen P. Collings,	Attention: Robert A. Rich
President	President
Facsimile: 720-917-0188	Facsimile: 508-240-1361

9.	ASSIGNMENT.

                   Purchaser shall not assign or delegate its rights, interests or obligations under this Agreement to any third party.

10.	GOVERNING LAW.

                   The validity, performance, and enforcement of this Agreement shall be governed by the laws of the State of Wyoming without giving effect to the principles of conflicts of law of such state.

11.	TERMINATION.

                   Purchaser shall have the right to terminate this Agreement, in accordance with the provisions of Section 3, by giving written notice to PRI of such election in accordance with the provisions of Section 8.

                   In the event of a default hereunder on the part of Purchaser, PRI shall give to Purchaser written notice specifying the particular default or defaults asserted, and Purchaser shall have fifteen days after the receipt of said notice within which to cure such specified defaults. In the event such curative action is not so completed, PRI may elect to terminate this Agreement by notice to Purchaser as provided in Section 8, which such termination shall be effective immediately upon Purchaser’s receipt of such notice. In addition, this Agreement shall terminate automatically if the Closing has not occurred, for whatever reason, by December 31, 2007.

12.	OTHER BUSINESS OPPORTUNITIES.

                   This Agreement is, and the rights and obligations of the Parties are, strictly limited to the matters set forth herein. Each of the Parties shall have the free and unrestricted right to independently engage in and receive the full benefits of any and all business ventures of any sort whatever, whether or not competitive with the matters contemplated hereby, without consulting the other or inviting or allowing the other to participate therein. The doctrines of “corporate opportunity” or “business opportunity” shall not be applied to any other activity, venture, or operation of either Party, whether within, adjacent to, nearby, or removed from the Reno Creek uranium prospect, and neither Party shall have any obligation to the other with respect to any opportunity to acquire any interest in any real or personal property at any time, regardless of whether the incentive or opportunity of a Party to acquire any such property interest may be based, in whole or in part, upon the Geologic Data.

13.	ARBITRATION.

                   Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settle by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules (including the Emergency Interim Relief Procedures), and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Any such arbitration shall take place in the city of Denver, Colorado. In no event, whether as a result of breach of contract, tort liability (regardless of the degree of fault or negligence and whether ordinary or gross, sole, joint or concurrent, or active or passive), strict liability or otherwise, shall one Party be liable to the other Party for consequential, special, incidental, indirect or punitive damages of any nature whatsoever, including, but not limited to, damages for loss of revenue, lost opportunities, lost profits, costs of capital, claims of clients or customers, and costs and expenses incurred in connection with pursuing investment opportunities.

14.	ENTIRE AGREEMENT.

                   This Agreement constitutes the entire agreement and understanding between the Parties and integrates all prior discussions and writings between them related to the subject matter hereof. This Agreement may be amended or modified only pursuant to a written instrument executed by an authorized representative of each Party. This Agreement may be executed in two counterparts which shall together constitute a single instrument.

                   IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Power Resources, Inc.	American Uranium Corporation

By: /s/ Stephen P. Collings	By: /s/ Robert A. Rich

Stephen P. Collings, President	Robert A. Rich, President

Power Resources, Inc.

By: /s/ William C. Salisbury

William C. Salisbury, Manager, Land and
Evaluation

EXHIBIT A
TO
PURCHASE AGREEMENT
DATED OCTOBER 10, 2007

The Purchased Geologic Data consists of an electronic data base of approximately 1,100 drill logs; paper copies of the logs; reduced logs; lithologies; and digitized drill hole maps; and miscelanious geologic and environmental data. The data pertains to the following lands:

T43N, R73W 6th P. M. Campbell County, Wyoming

Section 27: W/2
Section 28: W/2 Section 29: S/2
Section 30: E/2SE/4
Section 33: N/2
Section 34:
All Section 35: W/2

EXHIBIT B
TO
PURCHASE AGREEMENT
DATED OCTOBER 10, 2007

UNUNPATENTED LODE MINING CLAIMS

BLM Serial No.	Claim Name	Section	Township	Range
WMC261869	WR - 1	30	43N	73W
WMC261870	WR - 2	30	43N	73W
WMC261871	WR - 3	30	43N	73W
WMC261872	WR - 4	30	43N	73W
WMC261873	WR - 5	30	43N	73W
WMC261874	WR - 6	30	43N	73W
WMC261875	WR - 7	29, 30	43N	73W
WMC261876	WR - 8	29, 30	43N	73W
WMC261877	WR - 9	29	43N	73W
WMC261878	WR - 10	29	43N	73W
WMC261879	WR - 11	29	43N	73W
WMC261880	WR - 12	29	43N	73W
WMC261881	WR - 13	29	43N	73W
WMC261882	WR - 14	29	43N	73W
WMC261883	WR - 15	29	43N	73W
WMC261884	WR - 16	29	43N	73W
WMC261885	WR - 17	29	43N	73W
WMC261886	WR - 18	29	43N	73W
WMC261887	WR - 19	29	43N	73W
WMC261888	WR - 20	29	43N	73W
WMC261889	WR - 21	29	43N	73W
WMC261890	WR - 22	29	43N	73W
WMC261891	WR - 23	29	43N	73W
WMC261892	WR - 24	29	43N	73W
WMC261893	WR - 25	28	43N	73W
WMC261894	WR - 26	28	43N	73W
WMC261895	WR - 27	28	43N	73W
WMC261896	WR - 28	28	43N	73W
WMC261897	WR - 29	28	43N	73W
WMC261898	WR - 30	28	43N	73W
WMC261899	WR - 31	28	43N	73W
WMC261900	WR - 32	28	43N	73W
WMC261901	WR - 33	28	43N	73W
WMC261902	WR - 34	28	43N	73W
WMC261903	WR - 35	28	43N	73W
WMC261904	WR - 36	28	43N	73W
WMC261905	WR - 37	28	43N	73W
WMC261906	WR - 38	28	43N	73W
WMC261907	WR - 39	28	43N	73W

WMC261908	WR - 40	28	43N	73W
WMC261909	WR - 41	28	43N	73W
WMC261910	WR - 42	28	43N	73W
WMC261911	WR - 43	28, 33	43N	73W
WMC261912	WR - 44	28,33	43N	73W
WMC261913	WR - 45	33	43N	73W
WMC261914	WR - 46	33	43N	73W
WMC261915	WR - 47	33	43N	73W
WMC261916	WR - 48	33	43N	73W
WMC261917	WR - 49	33	43N	73W
WMC261918	WR - 50	33	43N	73W
WMC261919	WR - 51	33	43N	73W
WMC261920	WR - 52	33	43N	73W
WMC261921	WR - 53	33	43N	73W
WMC261922	WR - 54	33, 34	43N	73W
WMC261923	WR - 55	33	43N	73W
WMC261924	WR - 56	33, 34	43N	73W
WMC261925	WR - 57	33	43N	73W
WMC261926	WR - 58	33, 34	43N	73W
WMC261927	WR - 59	33	43N	73W
WMC261928	WR - 60	33, 34	43N	73W
WMC261929	WR - 61	33	43N	73W
WMC261930	WR - 62	33, 34	43N	73W
WMC261931	WR - 63	27	43N	73W
WMC261932	WR - 64	27	43N	73W
WMC261933	WR - 65	27	43N	73W
WMC261934	WR - 66	27	43N	73W
WMC261935	WR - 67	27	43N	73W
WMC261936	WR - 68	27	43N	73W
WMC261937	WR - 69	27	43N	73W
WMC261938	WR - 70	27	43N	73W
WMC261939	WR - 71	27	43N	73W
WMC261940	WR - 72	27	43N	73W
WMC261941	WR - 73	27	43N	73W
WMC261942	WR - 74	27	43N	73W
WMC261943	WR - 75	27	43N	73W
WMC261944	WR - 76	27	43N	73W
WMC261945	WR - 77	27	43N	73W
WMC261946	WR - 78	27	43N	73W
WMC261947	WR - 79	27	43N	73W
WMC261948	WR - 80	27	43N	73W
WMC272862	SC 1	27, 37	43N	73W
WMC272863	SC 2	28, 34	43N	73W
WMC272864	SC 3	34	43N	73W
WMC272865	SC 4	34	43N	73W
WMC272866	SC 5	34	43N	73W
WMC272867	SC 6	34	43N	73W

WMC272868	SC 7	34	43N	73W
WMC272869	SC 8	34	43N	73W
WMC272870	SC 9	34	43N	73W
WMC272871	SC 10	34	43N	73W
WMC272872	SC 11	34	43N	73W
WMC272873	SC 12	34	43N	73W
WMC272874	SC 13	34	43N	73W
WMC272875	SC 14	34	43N	73W
WMC272876	SC 15	34	43N	73W
WMC272877	SC 16	34	43N	73W
WMC272880	SC 19	28, 34	43N	73W
WMC272881	SC 20	34, 35	43N	73W
WMC272882	SC 21	34	43N	73W
WMC272883	SC 22	34, 35	43N	73W
WMC272884	SC 23	34	43N	73W
WMC272885	SC 24	34, 35	43N	73W
WMC272886	SC 25	34	43N	73W
WMC272887	SC 26	34, 35	43N	73W
WMC272888	SC 27	34	43N	73W
WMC272889	SC 28	34, 35	43N	73W
WMC272890	SC 29	34	43N	73W
WMC272891	SC 30	34, 35	43N	73W
WMC272892	SC 31	34	43N	73W
WMC272893	SC 32	34, 35	43N	73W
WMC272894	SC 33	34	43N	73W
WMC272895	SC 34	34, 35	43N	73W
WMC272898	SC 37	26	43N	73W
WMC272899	SC 38	35	43N	73W
WMC272900	SC 39	35	43N	73W
WMC272901	SC 40	35	43N	73W
WMC272902	SC 41	35	43N	73W
WMC272903	SC 42	35	43N	73W
WMC272904	SC 43	35	43N	73W
WMC272905	SC 44	35	43N	73W

EXHIBIT C
TO
PURCHASE AGREEMENT
DATED OCTOBER 10, 2007

BILL OF SALE

                   Power Resources, Inc., a Wyoming corporation, whose address is 141 Union Blvd, Suite 330, Lakewood, Colorado 80228 (“Seller”), in consideration of Ten Dollars ($10.00) and other good and valuable consideration paid by American Uranium Corporation, a Nevada corporation, whose address is 600 17th Street, Suite 2800 South, Denver, Colorado 80202 (“Purchaser”), the receipt and sufficiency of which are hereby acknowledged, does hereby grant, sell, transfer and deliver to Purchaser that certain Geologic Data more particularly described in Exhibit A attached hereto and made a part hereof.

                   THE GEOLOGIC DATA IS SOLD “AS IS” AND SELLER EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, WITH RESPECT TO THE GEOLOGIC DATA, INCLUDING, BUT NOT LIMITED TO, THE ACCURACY, RELIABILITY, QUALITY OR COMPLETENESS OF THE GEOLOGIC DATA, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE OR USE, THE PRESENCE OR ABSENCE OF COMMERCIAL QUANTITIES OF URANIUM IN ANY PROPERTIES OWNED OR TO BE ACQUIRED BY PURCHASER, OR THE PAST, PRESENT OR FUTURE VALUE OF THE GEOLOGIC DATA. PURCHASER AGREES THAT IT SHALL RELY ON THE GEOLOGIC DATA AT ITS SOLE RISK.

                   IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale this ___ day of _________, 2007.

Power Resources, Inc.	American Uranium Corporation

By: ___________________________	By: _____________________

Name: _________________________	Name: ___________________

Title: __________________________	Title: ____________________

Exhibit A
To
Bill of Sale
Dated _________, 2007

The Purchased Geologic Data consists of an electronic data base of approximately 1,100 drill logs; paper copies of the logs; reduced logs; lithologies; and digitized drill hole maps; and miscelanious geologic and environmental data. The data pertains to the following lands:

T43N, R73W 6th P. M. Campbell County, Wyoming

Section 27: W/2
Section 28: W/2
Section 29: S/2
Section 30: E/2SE/4
Section 33: N/2
Section 34: All
Section 35: W/2